Exhibit 99.1

 Investor Meetings  June 2025   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, statements regarding NJR’s NFEPS guidance for fiscal 2025, including NFEPS guidance by Segment and EPS, long term growth targets and guidance range, long term annual growth projections and targets, our CIP, IIP and Savegreen programs, NFEPS expectations from utility operations, Capital Plan expectations, our credit metrics, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, project pipeline (under construction, contract or exclusivity) through Fiscal 2029, total expected shareholder return projections, dividend growth, CEV revenue and service projections, our debt repayment schedule, contributions from Leaf River, Steckman Ridge and Adelphia Gateway, SREC Hedging and long option strategies and Asset Management Agreements, our Energy Efficiency Expansion as approved by the BPU, our current and future base rate cases, our solar project pipeline and commercial solar growth goals, the outcome or timing of Adelphia's rate case with FERC, emissions reduction strategies and clean energy goals, changing interest rates, and other legal and regulatory expectations, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of new information future events or otherwise, except as required by law.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents NJR At a Glance  New Jersey Resources Overview  4  NJR: Investment Highlights  5  NJR: Business Portfolio  6  New Jersey Natural Gas (NJNG): Overview  7  NJNG: Supportive Regulatory Construct  8  NJNG: Customer Growth and Capital Expenditures  9  NJNG: New Base Rates and Energy Efficiency Settlement  10  Clean Energy Ventures (CEV): Overview   11  CEV: Diverse Portfolio of Investment Options  12  Storage and Transportation (S&T): Overview  13  S&T: Current Activities  14  Energy Services (ES): Overview  15  ES: AMAs and Long Option Strategy  Financial Overview - 16  17  Fiscal 2025 Second Quarter and Year-to-Date Highlights  18  Fiscal 2025 NFEPS Guidance of $3.15 to $3.30  19  NFEPS Guidance by Segment  20  NJR Capital Plan  21  Superior Credit Metrics, Balance Sheet and Cash Flows   22  Dividend Growth: Committed to Building Shareholder Value  23  Industry Leading Long-Term Growth Rate of 7-9%   Appendix - 24  25  Review of Fiscal 2025 Second Quarter and Year-to-Date Results  26  Reconciliation of NFE and NFEPS to Net Income  27  Other Reconciliation of Non-GAAP Measures  28  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  29  Fiscal 2025 Second Quarter and Year-to-Date NFE and NFEPS by Business Unit  30  Capital Plan Table  31  Debt Repayment Schedule  32  Projected Cash Flows  33  CEV: SREC Hedging Strategy Stabilizes Revenue  34  Shareholder and Online Information  Corporate Information  Ticker  NYSE: NJR  Corporate Headquarters  Wall, NJ  Incorporated  New Jersey  Website  www.njresources.com  IPO  1982  Share Information  Share Price  $44.78  Shares Outstanding  100.3M   Market Cap  $4.5B  Dividend Information  Annual Dividend  $1.80  Dividend Yield  4.01%  All daily trading information/multiples as of 6/11/2025

 NJR: Investment Thesis  Complementary Energy Infrastructure Platform with Predictable Earnings and Incremental Growth Opportunities   * Net Financial Earnings Per Share   Consistent   Execution  Guidance Increases in Each of the Past 5 Years  Industry Leading   Growth Rate  Stated 7-9% long-term annual NFEPS* growth rate is at the highest end of the utility industry.**  NJR has exceeded this growth rate in each of the last 5 years.  Clear   Earnings Visibility  NJR’s largest business unit is New Jersey Natural Gas, which completed its most recent base rate case in November 2024, securing recovery for investments that ensure safe and reliable service for our roughly 588,000 customers.  This provides NJR with strong visibility into its long-term growth trajectory  Strong   Balance Sheet  Long-term debt is well staggered with no significant maturities in any particular year. This provides financial flexibility and reduced risk, especially in an evolving interest rate environment.   No need for block equity issuances to achieve growth targets  ** NJR’s long-term annual NFEPS growth rate was reiterated on May 5, 2025 and is not being updated at this time.

 NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Recognized as a Top 20 Ruud® National Pro Partner™ for 8 Consecutive Years  NJR: Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains Natural Gas transportation and distribution infrastructure serving approximately 588,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  NJR Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company

 New Jersey Natural Gas (NJNG): Overview  Operates and Maintains Natural Gas Transportation and Distribution Infrastructure Serving Approximately 588,000 Customers in New Jersey (predominately located in Monmouth, Ocean, Morris Counties,   as well as Middlesex, Sussex and Burlington Counties)  588,000  Total Customers  6  Counties Across New Jersey  $3.2B1  Rate Base  $900M - $1.1B  Forecasted investments FY2025-FY2026  9.6%  Approved ROE  54%  Equity Layer  Ranked highest in overall residential and business customer satisfaction among large utilities in the East according to JD Power and were named a Customer Champion, Most Trusted Brand, Easiest to Do Business with by Escalent.   As of the most recent base rate case, settled on November 21, 2024  High Quality Utility in Favorable Regulatory Environment

 Launched in 2009, SAVEGREEN™ provides energy efficiency solutions that meet the unique needs and budgets of residential and commercial customers — including low- and moderate income, multifamily, hospitals and municipalities.   Investments in SAVEGREEN™ are incremental to our rate base and earn near-real time returns through a rider that is updated annually.   NJNG: Supportive Regulatory Construct  7  Stable Rate Case Results  Rate case results are stable  Current ROE of 9.60% with a common equity ratio of 54%  Full recovery of plant investments to date  Rate cases are settled (generally not litigated)  Resolution of cases has been timely  Rate Cases Completed in: 2016, 2019, 2021, and the most recent November 2024  Decoupled Rates for majority of customers  Volume risk due to weather or energy conservation mitigated through the Conservation Incentive Program (CIP). This decoupling mechanism allows NJNG to earn a fix margin per customer1.  NJNG’s natural gas commodity price is a pass-through cost the Basic Gas Supply Service (BGSS) program  Minimization of Regulatory Lag  Investments in customer growth and Infrastructure Investment Program (IIP) earn real-time recovery or accelerated recovery through annual mechanisms  Through the SAVEGREEN program, energy efficiency investments also have an annual cost recovery mechanism that accelerate recovery of investments and returns  Margin Sharing Incentives  Like other utilities, NJNG contracts for supply and transportation to meet customer needs  NJNG’s BPU-approved “BGSS Incentive Programs” allow temporary release of capacity or supply when not needed  NJNG shares margin generated with customers (85% for customers/15% for NJNG)  BGSS Incentive margin is not counted in NJNG’s ROE calculation for overearning   For residential and small commercial customers, which make the vast majority of NJNG’s customers.

  Investments Under New Program Commenced in Fiscal Q2 2025, Helping Customers Optimize Energy Efficiency to Improve Affordability  NJNG: Customer Growth and Capital Expenditures  ~46% of capital expenditures earning a near real-time return  NJNG Total Customers  YTD Fiscal 2025 Capital Expenditures1,2,3  (Actuals)  ~$254M  Strong Trend of Customer Growth Through a Mix of New Construction and Conversions Across New Jersey  (in thousands)  Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations.  Facilities included in “Other”.   The sum of actual amounts may not equal due to rounding.  Through Q2  Aligns with New Jersey's Clean Energy Goals

 NJNG: New Base Rates and Energy Efficiency Settlement  NJNG announced the conclusion of its Base Rate Case in November 2024 and Energy Efficiency in October 2024  New SAVEGREEN™ Program Approved  Settlement of Base Rate Case  Filed with the New Jersey Board of Public Utilities in January 2024   Settlement approved in November 2024  Base rate increase of approximately $157 million  Approved by BPU in October 2024  Authorized Program of ~$386 million  Enhanced features designed to eliminate barriers to participation for low-to-moderate income customers  Expanded opportunities, including hybrid heat and gas heat pumps for commercial customers   Explore the benefits of district geothermal heating  New Rate Base of $3.25 Billion  NJNG’s Largest Ever Energy-efficiency Program

 Clean Energy Ventures (CEV): Overview   Largest Solar Owner-Operator in New Jersey; Diverse and Innovative Commercial Solar Projects Throughout Six States  CEV owns and operates commercial solar projects in New Jersey, Rhode Island, New York, Connecticut, Indiana, and Michigan with approximately 417MW of installed capacity   ~$1 billion invested in the solar marketplace to date  A total of ~74 commercial projects   in service as of April 30, 2025  Lansing, MI  Orange County, NY  Mount Olive, NJ  East Hampton, CT  Howard, RI  Images shown are illustrative and represent a subset of CEV's broader portfolio  Kokomo, IN

 CEV: Diverse Portfolio of Investment Options  CEV Owns and Operates Solar Projects with Approximately 417MW of Commercial Solar Capacity  Total  ~1.4GW  MWs  Pipeline of ~1.0GW including projects under construction, contract, or exclusivity   ~417MW of commercial  projects in-service  ~41% of pipeline located in NJ  ~59% of pipeline located outside of NJ  ~31MW   New In-Service in Fiscal 2025  Placed   18+ MW Grid-Connected Project into Service in Somerset County, NJ in April 2025  Diverse Pipeline Consisting of a Mix of Development Partners in Multiple States   Investing Criteria:  States with Favorable Regulatory Constructs  High-Single Digit Unlevered Return Criteria

 Storage and Transportation (S&T): Overview  Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  12.6 mmdth reservoir storage facility in southern PA  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained  Maximizing capabilities at existing assets as pipeline and storage constraints continue to highlight the benefit of storage and transportation assets

 S&T: Current Activities  Leaf River (storage) and Adelphia Gateway (transportation)  Adelphia Section 4 Base Rate Case  Filed in Fiscal 2024 Fourth Quarter  Considered numerous investments made in rate base, expenses of pipeline operations, and regulatory driven projects  What's New:  Base Rate Case continuing as expected  Settlement process ongoing with expected completion in 2025  Leaf River Energy Center:  Maximizing Existing Asset     Capacity Recovery Project Ongoing   Salt cavern leaching is a process used to regain capacity lost to salt creep over time   Potential 4th Cavern Expansion  Completed non-binding open season in March 2025  Favorable response  Currently examining design optimization

 14  Energy Services (ES): Overview  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada  Proven track-record and risk management strategies  Pursuing higher fee-based earnings  Long option strategy provides significant upside potential with limited downside risk

 ES: AMA and Long Option Strategy  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America;  Fee-based Revenue through Asset Management Agreements   Asset Management Agreements (“AMA”)  De-risking transaction for Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  Long Option Strategy  Proven track record of success, leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  NJR expects to recognize approximately $19.7 million annually in revenues between FY 2025 - FY 2031;  recognized ratably across each quarter  ES has Reported Positive Financial Margin1 in Every Year Since Inception   Max: 2014 - $172.4M2  Min: 2020 - $9.9M  Over $1 billion ($1.6B) of financial margin over last 20 years  (average of ~$80 million per year)  A reconciliation of Financial Margin to Operating Income can be found in the Appendix  Fiscal 2022 - 2024 Financial Margin included revenue recognition from those Asset Management Agreements noted above, with fiscal 2024 Financial Margin totaling $185.7 million

 16  16  Financial Review  17  Fiscal 2025 Second Quarter and Year-to-Date Highlights  18  Fiscal 2025 NFEPS Guidance of $3.15 to $3.30  19  NFEPS Guidance by Segment  20  NJR Capital Plan  21  Superior Credit Metrics, Balance Sheet and Cash Flows   22  Dividend Growth: Committed to Building Shareholder Value  23  Industry Leading Long-Term Growth Rate of 7-9%

 Fiscal 2025 Second Quarter and Year-to-Date Highlights  Executing on our Strategic Plan to Drive Growth  Energy Services  New Jersey   Natural Gas  Clean Energy Ventures  Storage and Transportation  Adelphia Rate Case Progressing  Assessing Potential New Cavern Expansion at Leaf River  FY 2025 Q2 EPS  FY 2025 Q2 NFEPS1  Outperformance   in 2025 Winter Season  Continued fee-based revenue from AMAs  ~31MW2 placed into service in FY 2025   60MW of Projects Under Construction  Over 1GW Solar Project Pipeline  First full quarter of new rates following settlement of base rate case  Initial investments under new SAVEGREEN Program  1. A reconciliation from NFE to net income can be found in the Appendix.  2. As of April 30, 2025  Solid Execution Across all of NJR's Complementary Portfolio of Businesses  $1.78  $2.04

 Fiscal 2025 NFEPS Guidance of $3.15 to $3.30*  Net Financial Earnings per Share  Guidance Range Above 7% - 9% Long-term Projected NFEPS Growth  Guidance Range  $3.15 - $3.30  7-9%  Long-Term   Annual Growth  $2.50  $2.70  Outperformance Above Long-Term Growth Rate   $2.20 - $2.30  $2.42 - $2.52  Strong energy prices(NJNG, CEV, ES)  Winter Storm Elliot  January 2024   weather event   Initial Guidance Range  Represents the midpoint of NJR's Long-Term Growth Rate  $2.70 - $2.85  Base of  $2.83 Per Share   $2.95  Sale of Residential   Solar Portfolio  Energy Services outperformance   during the   2025 Winter Season  Actuals  Estimates  * NFEPS Guidance was Increased by $0.10 on May 5, 2025 and is not being updated at this time.

 NFEPS Guidance by Segment  NJNG Remains the Largest Contributor to NFEPS Following the Conclusion of its Base Rate Case   Fiscal 2025 NFEPS Guidance  by Segment  New Jersey Natural Gas  65% - 68%  Energy Services  9% - 11%  Home Services  0% - 1%  S&T  4% - 6%  CEV  19% - 22%  69% - 74%  28% - 34%  Q2 2025: Expansion of Energy Services Contribution Due to Outperformance in the Winter Season  Over 65% of Fiscal 2025 NFEPS Expected from Utility Operations  Over 70% Excluding the Gain from the Sale of the Residential Solar Portfolio

 NJR Capital Plan1,2   Includes SAVEGREEN Investments. Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.  $596  $644  $610 - $790  $655 - $835  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7-9%  $430 - $490  $470 - $535  $160 - $265  $20 - $35  $10 - $25  $175 - $275  Actuals  Estimates  (unchanged from prior disclosure)  $339     ~$1.3B - $1.6B  Planned CAPEX Over the Next 2 Years  YTD

 Well Positioned to Achieve Higher than Peer Growth with No Need for Block Equity  Superior Credit Metrics, Balance Sheet and Cash Flows   1. Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.   NJR Adjusted FFO / Adjusted Debt1  NJNG  (Secured Rating)  NJR  (Unsecured Rating)  NAIC  NAIC-1.E  NAIC-2.A  Moody's  A1 (Stable)  Fitch  A+ (Stable)  Actuals  Estimates  Superior Credit Metrics  No Block Equity Needs  Cash Flow from Operations of $900 million - $1 billion in the Next Two Years  Staggered Debt Maturity Stack  Substantial liquidity at both NJNG and NJR   $825M of credit facilities available through FY2029  19 - 21%

 Dividend Growth: Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  $1.80  FY 2025 Dividend   Dividend History  Dividends per Share  Record Date  Payable Date  Amount Per Share  3/11/2025  4/01/2025  $0.45  12/11/2024  1/02/2025  $0.45  9/23/2024  10/01/2024  $0.45*  6/12/2024  7/01/2024  $0.42  3/13/2024  4/01/2024  $0.42  12/13/2023  1/02/2024  $0.42  9/20/2023  10/02/2023  $0.42  6/14/2023  7/03/2023  $0.39  3/15/2023  4/03/2023  $0.39  12/14/2022  1/03/2023  $0.39  9/26/2022  10/03/2022  $0.39  6/15/2022  7/01/2022  $0.3625  3/16/2022  4/01/2022  $0.3625  12/15/2021  1/03/2022  $0.3625  9/20/2021  10/01/2021  $0.3625  6/16/2021  7/01/2021  $0.3325  3/17/2021  4/01/2021  $0.3325  12/16/2020  1/04/2021  $0.3325  Highlighted Rows Reflect Changes in Quarterly Cash Dividends  * 7.1% increase in the quarterly dividend rate to $1.80 per share from $1.68 per share

 Industry Leading Long-Term Growth Rate of 7-9%   Net Financial Earnings per Share  Highly Visible 7-9% NFEPS Growth with Potential for Additional Upside, No Block Equity Needs, "Utility-like" Earnings Contribution  7-9%  LONG-TERM ANNUAL GROWTH  NJNG  CEV  S&T  Energy  Services  Improved   Utility Gross Margin after Successful Rate Case  Continued Customer Growth  Energy Efficiency Efforts   Drivers of 7-9% Growth Rate  Potential Upside   Drivers Above 7-9%  Contracted REC Revenue  High Operational Availability   Extensive Project  Pipeline  Stronger than expected BGSS incentives margin from optimization of   supply portfolio  Upside from power demand growth + one-time gain from sale of residential portfolio  Long-term Contracted Capacity  Organic Capacity Expansion Projects   Successful Recontracting Driven by Improving Storage Market  Short-term capacity optimization  Stable Cash Flows from AMA Fixed Payments  Normalized Contribution from "Long-Option" Strategy  (Does not consider potential positive impacts from significant weather events.)  Natural gas price volatility due to weather events  Guidance Range  $3.15 - $3.30  4%  DIVIDEND YIELD1  11 - 13%  Expected Shareholder Return1  Expected shareholder return includes projected NFEPS long-term growth rate of 7 – 9% in addition to an annualized dividend yield of 4.0%, based on dividend per share of $1.80 and closing share price of $44.78 on June 11, 2025.

 Appendix:  Financial Statements and Additional Information  24  25  Review of Fiscal 2025 Second Quarter and Year-to-Date Results  26  Reconciliation of NFE and NFEPS to Net Income  27  Other Reconciliation of Non-GAAP Measures  28  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  29  Fiscal 2025 Second Quarter and Year-to-Date NFE and NFEPS by Business Unit  30  Capital Plan Table  31  Debt Repayment Schedule  32  Projected Cash Flows  33  CEV: SREC Hedging Strategy Stabilizes Revenue  34  Shareholder and Online Information

 Fiscal 2024 YTD – Consolidated NFE ($ in millions)  $ 211.0   NJNG  $ 52.9   Utility Gross Margin1  $ 93.0   Depreciation & Amortization (D&A)  $ (13.4)  Interest Expense, O&M, AFUDC and Income Tax  $ (26.7)  Clean Energy Ventures  $ 39.3   Revenue  $ (10.2)  D&A and Interest Expense  $ 4.2   Gain on Sale of Assets  $ 55.5   Other (including ITC recognition)  $ (10.2)  Storage & Transportation  $ 2.4   Revenue  $ 5.0   D&A and Interest Expense  $ (0.6)  AFUDC & Other  $ (2.0)  Energy Services  $ (2.3)  Financial Margin1  $ (8.6)  Interest Expense, Income Tax and Other  $ 6.3   Home Services and Other  $ 4.0   Fiscal 2025 YTD – Consolidated NFE ($ in millions)2  $ 307.2   Fiscal 2Q24 – Consolidated NFE ($ in millions)  $ 138.6   NJNG  $ 37.4   Utility Gross Margin1  $ 67.5   Depreciation & Amortization (D&A)  $ (8.2)  Interest Expense, O&M, AFUDC, Income Tax  $ (21.9)  Clean Energy Ventures  $ 1.7   Revenue  $ (1.4)  D&A and Interest Expense  $ 2.7   Gain on Sale of Assets  $ 0.7   Other (including ITC recognition)  $ (0.3)  Storage & Transportation  $ 0.4   Revenue  $ 2.3   D&A and Interest Expense  $ (0.3)  O&M, AFUDC & Other  $ (1.6)  Energy Services  $ (2.3)  Financial Margin1  $ (4.9)  Interest Expense, Income Tax and Other  $ 2.6   Home Services and Other  $ 2.6   Fiscal 2Q25 – Consolidated NFE ($ in millions)2  $ 178.3   A reconciliation of these non-GAAP measures can be found in the Appendix.  The sum of actual amounts may not equal to total due to rounding.  Review of Fiscal 2025 Second Quarter and Year-to-Date Results1  ($ in Millions)  Fiscal Second Quarter  Fiscal Year-to-Date

 Reconciliation of NFE and NFEPS to Net Income  ($ in 000s)  NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  (Unaudited)  Three Months Ended  March 31,  Six Months Ended  March 31,  2025  2024  2025  2024  NEW JERSEY RESOURCES  A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:  Net income  $ 204,287   $ 120,812   $ 335,606   $ 210,223   Add:  Unrealized (gain) loss on derivative instruments and related transactions   (27,206)   25,457    (20,838)   20,057   Tax effect   6,466    (6,049)   4,953    (4,767)  Effects of economic hedging related to natural gas inventory   (6,650)   (2,845)   (16,177)   (19,073)  Tax effect   1,580    676    3,844    4,533   NFE tax adjustment   (181)   525    (198)   47   Net financial earnings  $ 178,296   $ 138,576   $ 307,190   $ 211,020   Weighted Average Shares Outstanding  Basic   100,291    98,377    100,073    98,123   Diluted   100,933    99,102    100,705    98,839   A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:  Basic earnings per share  $ 2.04   $ 1.23   $ 3.35   $ 2.14   Add:  Unrealized (gain) loss on derivative instruments and related transactions   (0.27)   0.25    (0.21)   0.20   Tax effect   0.06    (0.06)   0.05    (0.05)  Effects of economic hedging related to natural gas inventory   (0.06)   (0.03)   (0.16)   (0.19)  Tax effect   0.01    0.01    0.04    0.05   Basic net financial earnings per share  $ 1.78   $ 1.41   $ 3.07   $ 2.15

 Other Reconciliation of Non-GAAP Measures  NJNG Utility Gross Margin  NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.  Energy Services Financial Margin  Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.   (Unaudited)  Three Months Ended  Six Months Ended  March 31,  March 31,  2025  2024  2025  2024  A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:  Operating revenues  $ 618,645   $ 463,201   $ 952,410   $ 756,631   Less:  Natural gas purchases   275,298    206,675    405,303    325,119   Operating and maintenance1   29,510    29,558    55,519    55,341   Regulatory rider expense   48,501    29,229    70,977    48,418   Depreciation and amortization   35,713    27,464    67,797    54,381   Gross margin   229,623    170,275    352,814    273,372   Add:  Operating and maintenance1   29,510    29,558    55,519    55,341   Depreciation and amortization   35,713    27,464    67,797    54,381   Utility gross margin  $ 294,846   $ 227,297   $ 476,130   $ 383,094   A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:  Operating revenues  $ 246,390   $ 144,862   $ 332,698   $ 244,530   Less:  Natural Gas purchases   151,847    105,634    219,715    165,800   Operating and maintenance1   10,866    13,102    12,463    17,791   Depreciation and amortization   62    56    109    113   Gross margin   83,615    26,070    100,411    60,826   Add:  Operating and maintenance1   10,866    13,102    12,463    17,791   Depreciation and amortization   62    56    109    113   Unrealized (gain) loss on derivative instruments and related transactions   (27,206)   29,198    (20,838)   24,932   Effects of economic hedging related to natural gas inventory   (6,650)   (2,845)   (16,177)   (19,073)  Financial margin  $ 60,687   $ 65,581   $ 75,968   $ 84,589    Excludes selling, general and administrative expenses  ($ in 000s)

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments  Cash Flow from Operations   $414.1   Add back   Components of working capital   ($2.8)  Cash paid for interest (net of amounts capitalized)   $64.9   Capitalized Interest   $5.4   SAVEGREEN loans, grants, rebates and related investments   $52.2   Operating cash flows from operating leases   $4.1   Adjusted FFO (Non-GAAP)   $537.9   Long-Term Debt (including current maturities)   $3,081.1   Short-Term Debt   $162.5   Exclude  Cash on Hand   ($84.7)  CEV Sale-Leaseback Debt   ($289.7)  Include  CEV Sale lease-back Contractual Commitments    $214.0   Debt Issuance Costs   $13.9   Operating Lease Debt estimate (8x lease expense)   $44.2   Adjusted Debt (Non-GAAP)   $3,141.3   Adjusted Debt,   YTD FY2025   (Millions)  Adjusted Funds from Operations,   YTD FY2025  (Millions)

 Fiscal 2025 Second Quarter and Year-to-Date NFE and NFEPS by Business Unit1  ($ in 000s)   (Thousands)  Three Months Ended March 31,  Six Months Ended March 31,  2025  2024  Change  2025  2024  Change  New Jersey Natural Gas  $144,531  $107,095  $37,436  $211,439  $158,539  $52,900  Clean Energy Ventures  $(3,958)  $(5,616)  $1,658  $44,172  $4,906  $39,266  Storage and Transportation  $2,343  $1,981  $362  $8,007  $5,621  $2,386  Energy Services  $35,301  $37,644  $(2,343)  $43,134  $45,475  $(2,341)  Home Services and Other  $79  $(2,528)  $2,607  $438  $(3,521)  $3,959  Total  $178,296  $138,576  $39,720  $307,190  $211,020  $96,170   (Thousands)  Three Months Ended March 31,  Six Months Ended March 31,  2025  2024  Change  2025  2024  Change  New Jersey Natural Gas  $1.44  $1.10  $0.34  $2.11  $1.62  $0.49  Clean Energy Ventures  $(0.04)  $(0.06)  $0.02  $0.44  $0.05  $0.39  Storage and Transportation  $0.03  $0.02  $0.01  $0.09  $0.06  $0.03  Energy Services  $0.35  $0.38  $(0.03)  $0.43  $0.46  $(0.03)  Home Services and Other  $—  $(0.03)  $0.03  $0.00  $(0.04)  $0.04  Total  $1.78  $1.41  $0.37  $3.07  $2.15  $0.92  Net Financial Earnings (NFE)  Net Financial Earnings per Share (NFEPS)  The sum of actual amounts may not equal due to rounding.

 Capital Plan Table1,2  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.     FY2024A  FY2025A  FY2025E  FY2026E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $100  $50  $100  -  $110  $100  -  $110  Yes  IIP  $42  $16  $25  -  $35  $—  -  $—  Yes  SAVEGREEN  $71  $52  $65  -  $75  $70  -  $80  Yes  IT  $60  $27  $45  -  $55  $5  -  $15  System Integrity  $172  $87  $135  -  $145  $200  -  $220  Cost of Removal   $51  $20  $35  -  $40  $50  -  $55  Other  $7  $3  $25  -  $30  $45  -  $55  $503  $254  $430  -  $490  $470  -  $535  Clean Energy Ventures  $96  $73  $160  -  $265  $175  -  $275  Storage and Transportation  Adelphia Gateway  $7  $4  $5  -  $15  $5  -  $15  Leaf River  $39  $8  $15  -  $20  $5  -  $10  $46  $12  $20  -  $35  $10  -  $25  Total  $644  $339  $610  -  $790  $655  -  $835  Actuals  Estimates  (unchanged from prior disclosure)  YTD

 Debt Repayment Schedule  No Significant Maturity Towers in Any Particular Year  Term debt only (excludes short-term debt of $162.5 million, capital leases of $37.4 million and solar financing obligations of $289.7 million).   Term Debt1 Maturity Schedule   as of March 31, 2025 / $ in Millions, unless otherwise noted  $1.3B  NJR Unsecured Senior Notes  FY Maturity  Principal  3.54%  2026   $100,000   4.38%  2027   $110,000   3.96%  2028   $100,000   3.29%  2029   $150,000   3.50%  2030   $130,000   3.13%  2031   $120,000   3.60%  2032   $130,000   3.25%  2033   $80,000   6.14%  2033   $50,000   3.64%  2034   $50,000   5.55%  2035   $100,000   Total NJR LT Debt   $1,120,000   NJNG First Mortgage Bonds  FY Maturity  Principal  2.82%  2025   $50,000   3.15%  2028   $50,000   5.56%  2033   $50,000   5.49%  2034   $75,000   4.37%  2037   $50,000   3.38%  2038   $10,500   2.75%  2039   $9,545   3.00%  2041   $46,500   3.50%  2042   $10,300   3.00%  2043   $41,000   4.61%  2044   $55,000   3.66%  2045   $100,000   3.63%  2046   $125,000   4.01%  2048   $125,000   3.76%  2049   $100,000   3.13%  2050   $50,000   3.13%  2050   $50,000   2.87%  2050   $25,000   2.97%  2052   $50,000   4.71%  2052   $50,000   5.47%  2053   $125,000   5.85%  2054   $50,000   5.82%  2054   $125,000   2.45%  2059   $15,000   3.86%  2059   $85,000   3.33%  2060   $25,000   2.97%  2060   $50,000   3.07%  2062   $50,000   Total NJNG LT Debt   $1,647,845   Substantial liquidity at both NJNG and NJR -   $825M of credit facilities available through FY2029

 FY 2024A  YTD FY2025A  FY2025E  FY2026E  Cash Flows (used in) from Operations  $427  $414  $460  -  $500  $510  -  $550  Uses of Funds  Capital Expenditures2  $569  $152  $600  -  $700  $650  -  $750  Dividends3  $165  $90  $174  -  $178  $188  -  $192  Total Uses of Funds  $734  $242  $774  -  $878  $838  -  $942  Financing Activities  Common Stock Proceeds – DRIP  $74  $28  $37  -  $39  $18  -  $20  Debt Proceeds/ (Repayments)/Other  $232  $(200)  $277  -  $339  $310  -  $372  Total Financing Activities  $307  $(172)  $314  -  $378  $328  -  $392  Projected Cash Flows1  ($ in Millions)  The sum of actual amounts may not equal due to rounding.  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).  Dividend growth for fiscal 2025 and fiscal 2026 are based upon the midpoint of forecasted 7-9% growth rate.  Actuals  Estimates  (unchanged from prior disclosure)  Operating cash flows are primarily affected by variations in working capital, which can be impacted by several factors, including:  seasonality of our business  fluctuations in wholesale natural gas prices and other energy prices, including changes in derivative asset and liability values;  timing of storage injections and withdrawals;  the deferral and recovery of natural gas costs; changes in contractual assets utilized to optimize margins related to natural gas transactions;   broker margin requirements;   impact of unusual weather patterns on our wholesale business;  timing of the collections of receivables and payments of current liabilities;  volumes of natural gas purchased and sold;   and timing of SREC deliveries.

 CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of March 31, 2025  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2025 began on June 1, 2024 and ends on May 31, 2025.  Based on Fiscal Year, as of March 31, 2025  98%   Hedged Through   Fiscal Year 2025  91% Hedged Through Energy Year 2025  Percent Hedged  Average Price  Current Price (EY)  95%  $179  $150  70%  $166  $130  65%  $157  $120  32%  $146  $113  Percent Hedged  Average Price  Current Price (FY)  92%  $179  $143  85%  $166  $127  54%  $155  $80  32%  $146  $75  Represents CEV Commercial Solar Business  91%  $191  $206  98%  $195  $187

 The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Website: www.njresources.com  Investor Relations: New Jersey Resources Investor Relations  Contact Information  Adam Prior  Director, Investor Relations  732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Shareholder and Online Information  Stock Transfer Agent and Registrar